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HOUSEHOLD FINANCE CORPORATION
HFC CARD FUNDING CORPORATION
HOUSEHOLD CREDIT CARD MASTER TRUST 1
Class A and Class B Certificates, Series 1995-1

       The undersigned, a duly authorized
representative of Household Finance Corporation, as Servicer (the "Servicer"), pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Pooling And Servicing
Agreement"), by and
among HFC Card Funding Corporation, as Transferor, the
Servicer, and The Bank Of New York, as Trustee, does hereby certify with
Respect to the information set forth below as follows:


1.Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2.Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing
Agreement.


3.The undersigned is a Servicing Officer.

4.This Certificate relates to the Distribution Date occurring on September 15, 2000


5.Trust Information.

(a)The aggregate amount of Collections processed for       $128,221,174.63
the Due Period preceding such Distribution Date was equal to


(b)The aggregate amount of such Collections with
respect to Principal Receivables for the Due Period
preceding such
Distribution Date was equal to                             $100,444,220.15

(i)The total payment rate, [ ( (b) + (c)(ii) + (c)(iii)             9.647%
) / (f) ],  is ..............


(c)The aggregate amount of such Collections with
respect to Finance Charge and Administrative
Receivables for the
Due Period preceding such Distribution Date was equal       $27,776,954.48
to


(i)The gross cash yield, [ ((ii)+(iii)+(iv)+(v)+(vii))             25.258%
* 12 / (f) ],  is
 ......................................

(ii)The amount of such aggregate with respect to            $21,670,090.43
Finance Charge was equal to

(iii)The amount of such aggregate with respect to Fees       $4,246,663.29
was equal to ...

(iv)The amount of such aggregate with respect to             $1,052,978.44
Interchange was equal to ..

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(v)The amount of such aggregate with respect to Other           $41,984.00
Recoveries was equal to ..

(vi)The amount of such aggregate with respect to               $204,978.00
Principal Recoveries was equal to ..

(d)The Gross Defaulted Amount for the preceding Due          $6,255,493.64
Period is
(i)The annualized default rate, (d) *12 / (f),  is                  5.731%

(ii)The annualized net default rate, [(d)-(c)(vi)] *12              5.543%
/ (f),  is ............................................

(e)The Portfolio Yield for such Distribution Date [c(i)            19.716%
- d(ii)]

(f)The total amount of Principal Receivables in the
Trust at the beginning of the preceding Due Period or,
if there were Additions
or Removals during the  Due Period, the average balance
for such
Due Period is equal to                                   $1,309,912,479.03

(g)The total amount of Principal Receivables as of the
last day of the immediately preceding Due Period is     $1,423,507,170.84


(h)The total amount of Principal Receivables in the      $1,293,340,781.70
Trust at the beginning of the preceding Due Period


(k)The total amount of Finance Charge and
Administrative Receivables in the Trust as of the last
day of the immediately
preceding Due Period is (excludes discount                  $48,545,419.34
option)...........

(l)The aggregate outstanding gross balance of the
Accounts which were on payment (1-29 days) delinquent
as of the close of business
on the last day of the calendar month preceding such
Distribution
Date was equal to ........................                  $54,674,615.12

(m)The aggregate outstanding gross balance of the
Accounts which were two payments (30-59 days)
delinquent as of the close of
business on the last day of the calendar month
preceding such
Distribution Date was equal to ........................     $19,752,669.18

(n)The aggregate outstanding gross balance of the
Accounts which were three or more payments (60+ days)
delinquent as of the close
of business on the last day of the calendar month
preceding such
Distribution Date was equal to ........................     $40,193,360.41

(m)The aggregate amount of Trust Excess Principal           $32,312,284.15
Collections for such Distribution Date is


(n)The aggregate amount of Principal Shortfalls for         $17,978,146.30
such Distribution Date is ......................

(o)The Discount Option Date is......                          June 1, 1997

                                                                    3.000%
6.Group One Information

(a)The Average Rate for Group One (the weighted average
Certificate Rate reduced to take into account any
payments made
pursuant to interest rate agreements, if any) is equal              6.981%
to

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(b)Group One Total Investor Collections is equal to         $59,087,634.59

(c)Group One Investor Principal Collections is equal to     $47,458,454.96

(d)Group One Investor Finance Charge and Administrative     $11,629,179.64
Collections is equal to ...........



(e)Group One Investor Additional Amounts is equal to                 $0.00

(f)Group One Investor Default Amount is equal to             $2,618,942.96

(g)Group One Investor Monthly Fees is equal to                 $983,796.69

(h)Group One Investor Monthly Interest is equal to           $3,139,378.50

7.Series 1995-1 Information

(a)The Series Adjusted Portfolio Yield for the Due                 18.317%
Period preceding such Distribution Date was equal to


(b)The Series 1995-1 Allocation Percentage with respect
to the Due
Period preceding such Distribution Date was equal to               60.076%

(c)The Floating Allocation Percentage for the Due                  69.689%
Period preceding such Distribution Date was equal to
Distribution Date was equal to                                     69.689%

(d)The aggregate amount of Reallocated Finance Charge
and
Administrative Collections for the Due Period preceding
such Distribution Date is equal to                          $11,629,179.64

(e)The Floating Allocation Percentage of Series
Allocable Finance
Charge and Administrative Collections for the Due
Period preceding
such Distribution Date is equal to.......                   $11,629,179.64

(f)Class A Invested Amount                                 $233,333,333.33

(g)The Class A Invested Percentage with respect to the
Due Period
preceding such Distribution Date was equal to                       $0.494
 .......................................................
 ........................

(h)The Class A Invested Percentage of the amount set         $5,746,180.59
forth in Item 7(d) above was equal to
                                                             $5,746,180.59

(i)The amount of Class A Monthly Interest for such           $1,364,035.88
Distribution Date is equal to


(j)The amount of any Class A Monthly Interest                        $0.00
previously due but not distributed on a prior
Distribution Date is equal to
                                                                     $0.00

(k)The amount of Class A Additional Interest for such                $0.00
Distribution Date is equal to
                                                                     $0.00

(l)The amount of any Class A Additional Interest                     $0.00
previously due but not distributed on a prior
Distribution Date is equal to


(m)The Class A Investor Default Amount for such              $1,294,065.42
Distribution Date is equal to


(n)The Allocable Servicing Fee for such Distribution           $983,796.69
Date is equal to.......................................

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(o)The Class A Required Amount, if any, with respect to
such
Distribution Date is equal to                                        $0.00

(p)Class B Invested Amount                                 $214,286,000.00

(q)The Class B Invested Percentage for the Due Period               36.30%
preceding such Distribution Date was equal to


(r)The Class B Invested Percentage of the amount set         $4,221,689.33
forth in Item 7(d) above is equal to


(s)The amount of Class B Monthly Interest for such           $1,285,902.01
Distribution Date is equal to


(t)The amount of any Class B Monthly Interest                        $0.00
previously due but not distributed on a prior
Distribution Date is equal to


(u)The amount of Class B Additional Interest for such                $0.00
Distribution Date is equal to


(v)The amount of any Class B Additional Interest                     $0.00
previously due but not distributed on a prior
Distribution Date is equal to


(w)Class B Investor Default Amount for such                    $950,743.21
Distribution Date is equal to
                                                               $950,743.21


(x)The Collateral Invested Percentage of the amount set      $1,661,309.71
forth in Item 7(d) above is equal to
                                                             $1,661,309.71

(y)The Series 1995-1 Principal Shortfall for such           $17,978,146.30
Distribution Date is equal to


(z)The Series 1995-1 Excess Principal Collections is        $17,978,146.30
equal
to.....................................................
 ....

(aa)The amount of Excess Finance Charge and                  $6,701,379.64
Administrative Collections with respect to such Distribution Date is equal to


(bb)The amount of Excess Finance Charge and
Administrative Collections referred to in Item 7(aa) with be available to be distributed on such Distribution Date to fund or reimburse the following items:

(i)to fund the Class A Required Amount, if any, with
respect to
such Distribution Date...........................                    $0.00

(ii)to reimburse Class A Investor Charge-                            $0.00
Offs..............

(iii)to pay current or overdue Class B Monthly
Interest, Class B
Additional Interest or the Cumulative Excess Interest                $0.00
Amount

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(iv)to fund the Class B Investor Default Amount with
respect to
such Distribution                                              $950,743.21
Date...................................

(v)to reimburse certain previous reductions in the
Class B
Invested Amount                                                      $0.00

(vi)to pay the Collateral Monthly Interest for such
Distribution
Date equal                                                     $489,440.60
to............................................

(vii)to pay any portion of the Allocable Servicing Fee
not
paid pursuant to clause (i)                                          $0.00
above.........................

(viii)to fund the Collateral Investor Default Amount
with
respect to such Distribution                                   $374,134.33
Date.........................

(ix)to make any required deposit in the Cash Collateral              $0.00
Account..

(cc)The amount of Subordinated Principal Collections        $24,008,404.19
with respect to such Distribution Date is equal to


(dd)The Principal Allocation Percentage is equal to                 78.65%

(gg)The total amount to be distributed to Class A
Certificateholders on such Distribution Date in payment
of
principal is equal to ................................      $58,333,333.33

(hh)The total amount to be distributed to Class B
Certificateholders on such Distribution Date in payment
of
principal is equal                                                   $0.00
to.....................................

(ii)The amount of Class A Investor Charge-Offs for such              $0.00
Distribution Date is equal to
                                                                     $0.00

(jj)The total amount of reimbursements of Class A                    $0.00
Investor Charge-Offs for such Distribution Date is
equal to
                                                                     $0.00

(kk)The amount of Class B Investor Charge-Offs and
other reductions in the Class B Invested Amount for
such Distribution
Date is equal to......................................               $0.00

(ll)The total amount of reimbursements of Class B                    $0.00
Investor Charge-Offs for such Distribution Date is
equal to
                                                                     $0.00

(mm)The Class A Invested Amount at the close of
business on such
Distribution Date (after giving effect to all payments     $175,000,000.00
and adjustments on such Distribution Date) will be equal to


(nn)The Class B Invested Amount at the close of
business on such
Distribution Date (after giving effect to all payments     $214,286,000.00
and adjustments on such Distribution Date) will be equal to


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(oo)The Available Collateral Amount as of the close of
business on the preceding Distribution Date (after
giving effect to any
Withdrawal from the Collateral Account) was equal to        $74,603,135.19


(pp)The Required Collateral Amount as of the close of
business on such Distribution Date, after giving effect
to any withdrawal from
the Collateral Account and payments to the Collateral
Interest
Holder on such Distribution Date, will be equal to          $64,880,924.31


(qq)The ratio of the Required Collateral Amount to the
Class B Invested Amount as of the close of business on
such Distribution
Date, after giving effect to any withdrawal from the
Collateral
Account and payments to the Collateral Interest Holder
on such
Distribution Date, will be equal to ................               30.278%

(rr)The Cumulative Excess Interest Amount as of the
close of business on such Distribution Date, after
giving effect to any
payments of interest to Class B Certificateholders on
such
Distribution Date, will be equal to                                  $0.00
 .............................

8.Total amount to be on deposit in the Collection
Account (after giving effect to allocations required to
be made pursuant to the
terms of all other Series now outstanding and to the
payment of
the Servicer's fee and funding of investor default
amounts) prior
to making distributions on such Distribution Dates is        $8,026,439.99
equal to ...

9.The total amount to be allocated according to the         $15,098,712.98
terms of the Collateral Agreement on such Distribution
Date is equal to


10.Total amount to be distributed from the Collection
Account to the Servicer in respect of the unpaid
Allocable Servicing Fee for
the preceding Due Period on such Distribution Date
(after taking
Into consideration the amounts which have been netted
with respect
to this Series against deposits to the Collateral
Account) is
equal to...............................................              $0.00

11.As of the date hereof, to the best knowledge of the
undersigned, the Servicer has performed in all material
respects
all its obligations under the Pooling and Servicing
Agreement
through the Due Period preceding such Distribution Date
or, if
there has been a default in the performance of any such
obligation, set forth in detail the (i) nature of such
default,
(ii) the action taken by the Transferor and Servicer,
if any, to remedy such default and (iii) the current
status of each such
default; if applicable, insert "None".                                None

12.As of the date hereof, to the best knowledge of the
undersigned, no Amortization Event has been deemed to
have
occurred on or prior to such Distribution Date.                      $0.00

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13.As of the date hereof, to the best knowledge of the
undersigned, no Lien has been placed on any of the
Receivables
other than pursuant to the Pooling and Servicing
Agreement (or, if
there is a Lien, such Lien consists of:                              $0.00
______________________).


14.The amounts specified to be deposited into and
withdrawn from the Collection Account, as well as the
amounts specified to be
paid to the Transferor, the Servicer, the Collateral
Interest
Holder and the Certificateholders are all in accordance
with the
requirements of the Pooling and Servicing Agreement.                 $0.00


*Approximately $1.7 billion of receivables was removed from the Trust in November 1998 to facilitate
Household's strategy to
sharpen the focus of its U.S. Bankcard business by de-emphasizing non-core Mastercard/Visa activities. The removal favorably
Impacted the annualized net default rate of the Trust.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of September, 2000.


HOUSEHOLD FINANCE CORPORATION
as Servicer,

By: _______________________________
      Servicing Officer


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Household Finance Corporation
HFC Card Funding Corporation                                   August 2000
Household Credit Card Master Trust I , Series 1995-1          Sep 15, 2000


CLASS A CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000 interest                    $85.281956019
2. Principal distribution per $1,000 interest                $83.333333333
3. Interest distribution per $1,000 interest                  $1.948622685
B. Calculation of Class A Interest
1. Calculation of Class A Certificate Rate
(a) One-month LIBOR                                                  6.62%
(b) Spread                                                           0.17%
(c) Class A Certificate Rate                                         6.79%
2. Beginning Principal Amount                              $233,333,333.33
3. Days in Interest Period                                              31
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                                      $128,221,174.63
(b) Collections of Finance Charge and Administrative        $27,776,954.48
Receivables
(c) Collections of Principal                               $100,444,220.15

2. Allocation of Receivables
(a) Class A Invested Percentage                                     49.41%
(b) Principal Allocation Percentage                                 78.65%

3. Delinquent Balances
(a) Delinquent 5 - 29 days                                  $54,674,615.12
                                                                     3.61%
(b) Delinquent 30 - 59 days                                 $19,752,669.18
                                                                     1.30%
(c) Delinquent 60+ days                                     $40,193,360.41
                                                                     2.65%

4. Class A Investor Default Amount                           $1,294,065.42

5. Class A Investor Charge-offs; Reimbursement of
Charge-offs
(a) Class A Investor Charge-offs, if any, for the             $0.000000000
Distribution Date
(b) The amount of Item 5.(a) per $1,000 interest              $0.000000000
(c) Total reimbursed to Trust in respect of Class A           $0.000000000
Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000 interest              $0.000000000
(e) The amount, if any, by which the outstanding              $0.000000000
principal balance of the Class A Certificates exceeding the class A Invested Amount as of the end of the Distribution Date


6. Allocable Servicing Fee paid for the Distribution           $983,796.69
Date

7. Deficit Controlled Amortization Amount for the             $0.000000000
Distribution Date

8. Discount Option Date                                  $35,582.000000000

9. Discount Percentage                                               3.00%

D.Class A Pool Factor                                         $0.250000000

E. Receivables Balances
1. Principal Receivables as of the last day of the       $1,423,507,170.84
preceding Due Period
2. Finance Charge and Administrative Receivables as of      $48,545,419.34
the last day of the preceding Due Period


F.Class B Certificates
1. Class B Invested Amount as of the end of the            $214,286,000.00
Distribution Date
2. Available Collateral Invested Amount as of the end       $64,880,924.31
of the Distribution Date

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Household Finance Corporation
HFC Card Funding Corporation
Household Credit Card Master Trust I , Series 1995-1


CLASS B CERTIFICATEHOLDER'S STATEMENT

A.Information Regarding Distributions

1. Total distribution per $1,000 interest                     $6.000868056
2. Principal distribution per $1,000 interest                 $0.000000000
3. Interest distribution per $1,000 interest                  $6.000868056

B. Calculation of Class B Interest


1. Calculation of Class B Certificate Rate
(a) One-month LIBOR                                                  6.62%
(b) Spread                                                           0.35%
(c) Class B Certificate Rate                                         6.97%
2. Beginning Invested Amount                               $214,286,000.00
3. Days in Interest Period                                              31

C. Performance of Trust

1. Collections of Receivables
(a) Total Collections                                      $128,221,174.63
(b) Collections of Finance Charge and Administrative        $27,776,954.48
Receivables
(c) Collections of Principal                               $100,444,220.15

2. Allocation of Receivables
(a) Class B Invested Percentage                                     36.30%
(b) Principal Allocation Percentage                                 78.65%

3. Delinquent Balances

(a) Delinquent 5 - 29 days                                  $54,674,615.12
                                                                     3.61%
(b) Delinquent 30 - 59 days                                 $19,752,669.18
                                                                     1.30%
(c) Delinquent 60+ days                                     $40,193,360.41
                                                                     2.65%

4. Class B Investor Default Amount                             $950,743.21

5. Class B Investor Charge-offs; Reimbursement of
Charge-offs

(a) Class B Investor Charge-offs, if any, for the                    $0.00
Distribution Date
(b) The amount of Item 5.(a) per $1,000 interest                     $0.00
(c) Total reimbursed to Trust in respect of Class B                  $0.00
Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000 interest                     $0.00
(e) The amount, if any, by which the outstanding                     $0.00
principal balance of the Class B Certificates exceeding the Class B Invested Amounts as of the end of the Distribution Date


6. Available Cash Collateral Amount
(a) Available Cash Collateral Amount at the end of the               $0.00
Distribution Date
(b) Available Cash Collateral Amount as a percent of                 $0.00
the Class B
Invested Amount, each at the end of the Distribution
Date

7. Available Collateral Invested Amount                     $64,880,924.31

8. Deficit Controlled Amortization Amount for the                    $0.00
Distribution Date

9. Discount Option Date                                       June 1, 1997

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10. Discount Percentage                                              3.00%

D.Class B Pool Factor                                         $1.000000000

E. Receivables Balances

1. Principal Receivables as of the last day of the       $1,423,507,170.84
preceding Due Period
2. Finance Charge and Administrative Receivables as of      $48,545,419.34
the last day


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